Exhibit 99.1

Annual Shareholder Meeting

May 19, 2005

Industrial Plant

Dross

Industrial Scrap

Recycler

Flat Rolled Sheet

Ingots

Consumer

Scrap

Molten Metal

Safe Harbor

Statements contained in this presentation that state the company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that the company’s actual results could differ materially from those projected in its forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecast, see the company’s registration statement on Form S-4 and its annual report on Form 10-K filed with the Securities and Exchange Commission.

The Merger

December 9, 2004

IMCO Recycling

Commonwealth Industries

Aleris International

Revenue: $2.4 Billion (1) Headquarters: Beachwood, OH NYSE Symbol: ARS

(1) 1Q05 LTM pro forma

A New Beginning

December 22, 2004, ‘Ringing the Bell’

Safety

2003 2004 1Q05

OSHA Recordable Rate (IIR) 6.54 5.57 4.55

Strong Commitment to Safety Improvement

Pro-Forma Aleris International

$ M 2003 2004

Volume, Mlbs

Rolled Products 775 1,006

Total Recycling 2,956 3,379

Revenue $1,709 $2,271

EBITDA (1) 79 132

EPS(1), $/Share (0.32) 0.16

(1) Excludes special items

Merger Rationale

Streamlines cost structure

Transfers best practices

Enhances metals sourcing capabilities

Improves competitive position through scale and scope Improves access to capital markets Accelerates ability to pursue growth opportunities

Creates a Leading Aluminum Company

Aleris Transformation

Pre-Merger

Strong Hazelett casting and rotary furnace technologies

Solid customer base Under-performing Untapped potential Capital constraints

Aleris

Rapid culture change

Increase focus and accountability

Relentless focus on productivity improvement

Optimize merger integration / exceed synergy targets

Improve metal margins

Future

Revitalized businesses Higher quality business mix De-leveraging

Industry consolidation opportunities

Improved EBITDA margins

Higher return on capital

Pre-Merger

Post-Merger

2006 & Beyond

Significant Value Creation Opportunity

Initial Strategy

Relentless Productivity Improvement – The Aleris Way

Implement Six Sigma culture; productivity transformation Exploit combined melting and processing technologies Utilize scrap sourcing capabilities; reduce metal cost

Core Business Growth

Extend continuous cast production to higher margin products Pursue US industry acquisition opportunities Expand European recycling operations Accelerate entry into China

Unique Opportunity Unique Opportunity

Key Synergy Targets

Shared Services

Consolidate corporate headquarters Eliminate redundant public company costs

Manufacturing /Six Sigma

Implement predictive maintenance initiative

Energy utilization/melt loss improvement opportunities

Metals Sourcing

Expand supply base; optimize scrap mix Increase customer scrap acquisition

Non-Metals Purchasing/Logistics

Aggregate purchases; reduce vendors Optimize logistics; reduce freight

Well-Defined Cost Related Synergies

Industry Trends

U.S. Primary Aluminum Supply(1)

Recycled 29%

Imports 14%

Primary 57%

Recycled 30%

Imports 42%

Primary 28%

1983 13.6 billion lbs.

2003 21.1 billion lbs.

Aluminum Content per Vehicle(2)

(pounds)

166

1991

243

1998

274

2003

350

2010E

(1) Source: The Aluminum Association

(2) Source: The Aluminum Association

Recycled Aluminum Provides 95% Energy Savings and 90% Lower Labor and Capital Costs vs. Primary

Industry Trends

U. S. Sheet and Plate Industry Utilization(1)

90% 80% 70% 60%

2000 2001 2002 2003 2004F 2005F

Operating Rate

Historical Average

(1) Source: Management estimates.

Structural Industry Capacity Utilization Shift

Superior Low Cost Business Model

Scrap Spread Versus P1020(1)

0.00

-5.00

-10.00

-15.00

-20.00

-25.00

Mar-00

Jun-00

Sep-00

Dec-00

Mar-01

Jun-01

Sep-01

Dec-01

Mar-02

Jun-02

Sep-02

Dec-02

Mar-03

Jun-03

Sep-03

Dec-03

Mar-04

Jun-04

Sep-04

Dec-04

Mar-05

Cash Conversion Cost Index

Index

1.0

0.5

0.0

Direct Chill Continuous Casting

MRO(2)

Utilities

Labor

Vertical Integration of Best-in-Class Melting and Rolling Technologies

(1) Source: Commodities Metal Management Company (2) Maintenance, Repair and Operations.

5-Year Average

Core Competency

Rotary Furnace Technology Provides Low Cost Molten Material

Core Competency

Continuous Casting Technology is Lowest Cost

Culture and Key Values

Sense of urgency - solve today’s problems today Data driven; clearly defined measures No bureaucracy Relentless drive to be more productive in all we do Unquestionable integrity Global/international Recognize great performance

Culture Change Underway

Mission Statement

To become a leading global provider of scrap-based aluminum and zinc products and services focused on generating the highest level of quality and productivity to exceed stakeholder expectations.

Focus on providing outstanding value to customers through delivery performance, quality, competitive prices and innovative product development.

Strong First Quarter

$ M

1Q04(2) 1Q05

Revenue $524 $645

Adjusted EBITDA (1) 33.2 68.5

Adjusted EPS(1), $/share 0.25 1.28

(1) Excludes special items (2) Pro forma

Excellent Start to New Company

1Q05 – Rolled Products

1Q04 1Q05

Shipped, M lbs 247 259

Material margin, $/lb* 0.339 0.487

Cash conversion cost, $/lb 0.217 0.206

Adjusted EBITDA, $M* $25 $63

*Excludes purchase accounting fair value inventory amortization, FAS 133 ineffective gas & metal hedge gains/losses, 2004 data converted to FIFO

Rolled Products Segment Leading the Way

Exciting Future

Strong Board; creating an outstanding organization Expanding recycling at several US sites New Stuttgart, Germany recycling startup in 1Q06 Diversify continuous cast product offering Accelerating China entry – new leader Strong cash flow providing new-found financial strength Opportunity to grow via acquisition